UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 26, 2010

                            MusclePharm Corporation
            (Exact Name of Registrant as Specified in its Charter)

            Nevada                   000-53166               77-0664193
(State or Other Jurisdiction    (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                   Identification
                                                              Number)

             4721 Ironton Street, Denver, Colorado       80239
           (Address of Principal Executive Offices)    (Zip Code)


     Registrant's telephone number, including area code:  (800) 210-7369

              3390 Peoria Street, #307, Aurora, Colorado  80010
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01  Entry Into a Material Definitive Agreement

     Effective July 26, 2010, MusclePharm Corporation (the "Company") entered into a Joint Development, Manufacturing, Distribution and Marketing Agreement (the "Agreement") with TapouT, LLC pursuant to which the Company intends to launch a MusclePharm apparel line that includes t-shirts, sweat suits, shorts and other active wear items. Under the Agreement, the Company and TapouT will jointly develop MusclePharm branded mixed martial arts apparel and accessories. TapouT currently has distribution in over 20,000 retail stores worldwide, as well as online, including a full line of fighter gear, men's, women's, youth and accessories.

     The Agreement provides that the Company engages TapouT to be the Company's exclusive provider of distribution services for a three year term on a world-wide basis. These services include coordination of manufacturing and shipment of the products, coordination of sales of and fulfillment of orders for the products and the related billing and collections from customers, and consultation and recommendations with respect to product creation, branding, advertising, marketing and promotion. In addition the Company grants to TapouT the sole and exclusive right and license to manufacture anywhere in the world, and distribute and sell the products through the channels of distribution and retail stores mutually agreed to by the parties.

     In consideration for TapouT performing the distribution services described above, TapouT will receive or retain fifty percent of the net profits from the sales of the products.

Item 9.01  Financial Statements and Exhibits

     (d)  Exhibits

     Exhibit 10.2 Joint Development, Manufacturing, Distribution and Marketing Agreement between MusclePharm Corporation and TapouT, LLC with an effective date of July 26, 2010


                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MusclePharm Corporation


                                  By: /s/ Brad Pyatt
                                  Name:  Brad Pyatt
                                  Title:  Chief Executive Officer
Dated:   September 22, 2010